UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2017

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia		30319
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 11, 2017, Ian V. Muress, who was Crawford & Company’s Executive Vice President and Chief Executive Officer – International Operations, resigned his employment. The Company thanks Mr. Muress for his years of service to the Company.

The Company announced the appointment of Kieran Rigby as president of international, encompassing the United Kingdom, Europe, Asia-Pacific and Latin America regions. Mr. Rigby was previously CEO of GAB Robins UK until Crawford acquired the company in 2014. Since then, Mr. Rigby served as CEO Crawford Europe and Latin America.

The press release issued by the Company on April 11, 2017 announcing Mr. Muress’ departure and Mr. Rigby’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.	The following exhibit is filed with this Report:

Exhibit No.	Description

99.1	Press release dated April 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ R. Eric Powers, III
	Name:	R. Eric Powers, III
	Title:	Corporate Secretary

Date: April 11, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 11, 2017

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